Keystone Fund of the Americas

Seeks long-term growth of capital by investing in equity and debt securities in Latin America, the United States and Canada.

Dear Shareholder:

We are writing to update you on activities of Keystone Fund of the Americas for the twelve-month period which ended October 31, 1995.

Performance

For the periods which ended October 31, 1995, your Fund produced the following total returns.

   Class A shares returned 6.59% for the six-month period and -3.35% for the twelve-month period.

   Class B shares returned 6.08% for the six-month period and -4.00% for the twelve-month period.

   Class C shares returned 6.18% for the six-month period and -4.00% for the twelve-month period.

   We believe these returns represent satisfactory performance for your Fund considering the severity of market events in Latin America. The IFC Latin American 50 Stock Index, representing the performance of the 50 largest Latin American stocks returned -41.00% for one-year period which ended October 31, 1995. In contrast, the Standard & Poor's 500 Stock Index returned 26.44% during the same period. In our opinion, Keystone Fund of the Americas performed as it was designed, providing exposure to the fast growing markets of Latin America but with significantly lower volatility than a pure Latin American fund.

Market environment

The devaluation of the Mexican peso at the end of 1994 continued to dampen investment performance in Latin America. Toward the end of the period, some signs of recovery were visible. The rebound in the U.S. dollar had a positive effect, economic conditions showed modest improvement and investors began to return to selected markets. In sharp contrast, investment markets in the U.S. experienced an excellent year. Declining interest rates, low inflation and slow but steady economic growth created a favorable environment for both stocks and bonds. Your Fund's ability to invest in U.S. and Canadian securities helped offset weak performance in the Latin American markets.

The Benefits of Diversification

As the past twelve months have shown, your Fund's diversified approach to investing in the Americas helped protect it from extreme price fluctuations during difficult market conditions. In addition to diversifying geographically, Keystone Fund of the Americas invests in a combination of stocks and bonds, which often respond differently to market events. As of October 31, 1995, Keystone Fund of the Americas' portfolio included stocks from ten countries, with the largest positions in the U.S., Brazil, Peru and Canada. One-third of your Fund's holdings were in fixed income securities.
                                                      (continued on next page)

Keystone Fund of the Americas

Looking ahead

We believe that selected markets of the Americas offer good investment opportunities over the long term. We expect conditions in the U.S. to remain attractive. Even though Canadian stocks did not participate fully in the U.S. bull market, our long-term outlook there is favorable. While we think it may take time for Mexico and Argentina to turn around economically, we believe there are some excellent values in those countries. We are concentrating on companies that we believe are well run and protected from economic uncertainties.

We believe your Fund's diversified strategy continues to offer investors the opportunity to participate in fast-growing markets of Latin America with lower risk than a purely Latin American fund. We appreciate your continued support of Keystone Fund of the Americas. If you have any questions or comments, please feel free to write to us.

[Photo of Albert H. Elfner, III]     [Photo of George S. Bissell]

Sincerely,

[signature of Albert H. Elfner, III]

Albert H. Elfner, III
Chairman and President

[signature of George S. Bissell]

Keystone Investments, Inc.
George S. Bissell
Chairman of the Board
Keystone Funds

December 1995

A Discussion With
Your Fund Manager

[picture of Gilman C. Gunn]

Gilman C. Gunn is portfolio manager of Keystone Fund of the Americas and leads Keystone's international investment team. An investment professional with 23 years of experience, Mr. Gunn has spent more than ten years in investment management positions in London, Kuwait and Thailand.

Your Fund's investment team is comprised of several professionals who have expertise on the economic, political and business environments in specific areas. The team includes Maureen Cullinane (U.S. equities), Richard Wisentomer (Latin American fixed-income), and Francis X. Claro and Antonio Docal (Latin American equities).

Q How would you describe the investment climate in the Americas over the past year?

A It's been a year of contrasts and unusual volatility. Rising interest rates in the U.S. at the end of 1994 had a negative impact on stock and bond markets throughout the Americas. But by early 1995, declining rates, low inflation and strong corporate earnings created an excellent environment for U.S. stocks and bonds. Both the stock and bond markets experienced significant rallies during the year. Your Fund benefited from this rally, with 16% of Fund holdings in U.S. stocks.

In Latin America we saw the flip side of the story. The December 1994 devaluation of the Mexican peso added uncertainty to an already turbulent Latin American market. Prices have rebounded significantly from their low point on March 9, 1995, but have yet to return to pre-December levels. Perhaps the most important sign of a turnaround in this region is the increase in liquidity spurred by the decline in U.S. interest rates. Despite these positive indications, Mexico remained a difficult economic and political environment for investors--real economic growth decreased by 10.5% in Mexico during the first half of 1995.

Q Did the Fund perform as you expected under these unusual conditions?

A Yes, we were pleased with the Fund's performance. The geographic and investment diversification of the portfolio limited its exposure to the volatility of the Latin American markets, and the U.S. stock portion of the portfolio contributed strong performance during the second half of the period. Our minimal exposure to Mexican markets (less than 3% of the portfolio) and our emphasis on North American securities throughout the period helped counteract the weak performance in Latin America. We believe that our diversified approach to investing in the Americas has demonstrated its success during the unusual market of the past year.

Fund Profile
Objective: Seeks long-term growth of capital by investing in equity and debt securities in Latin America, the United States and Canada.
Commencement of investment operations: November 1, 1993
Number of countries: 11
Net assets: $123 million
Newspaper listing: FndAm

Keystone Fund of the Americas

[Geographic Diversification graphic]

Geographic Diversification
as of October 31, 1995

Common and
Preferred Stocks

CANADA
4.7%

UNITED STATES
16.2%

LATIN AMERICA
32.6%

Fixed Income

CANADA
0%

UNITED STATES
0%

LATIN AMERICA
35.0%

(percentage of net assets)

Q How were the Fund's assets allocated during the year?

A The percentage of the portfolio invested in equities remained fairly stable during the year, ending at 54% of net assets on October 31, 1995. We decreased our bond holdings slightly and increased our cash position to about 8% to enhance the stability of the portfolio. Our geographic diversification was broad to reduce risk in selected Latin American markets. With the exception of Brazil (15% of net assets), the largest equity position in any other single Latin American country was in Peru (6% of net assets). As of October 31, 1995, 83% of the portfolio (including our cash position) was denominated or hedged into U.S. dollars to reduce the risks associated with fluctuations in foreign currencies.

Q What types of companies did you emphasize?

A We continued to concentrate on companies we believed will benefit from the industrial and infrastructure development that is taking place in the Americas and around the world. In the U.S., the Fund's investments in stocks of large, multinational and technology companies provided some of the best returns. We continued to focus on U.S. companies with significant ties to the Americas such as Johnson & Johnson. Lower interest rates and a consolidation in the banking industry had a positive effect on Bank of Boston, which is an important lender in the Americas.

Top Fund Holdings
as of October 31, 1995
                                                              Percentage of
Stock                           Industry                      net assets
-----------------------------------------------------------------------------
Brahma (Brazil)                 Beverages                     3.2
-----------------------------------------------------------------------------
Vale do Rio Doce Navegacao
(CVRD) (Brazil)                 Conglomerate                  2.8
-----------------------------------------------------------------------------
Bradesco (Brazil)               Financial Services            2.4
-----------------------------------------------------------------------------
Guidant Corp. (U.S.)            Chemicals                     2.3
-----------------------------------------------------------------------------
Bank of Boston (U.S.)           Banking                       2.2
-----------------------------------------------------------------------------
Bond
-----------------------------------------------------------------------------
CVRD Cenibra (U.S.$), 9.375%, 12/23/03                        8.1
-----------------------------------------------------------------------------
Republic of Argentina (U.S.$), 8.375%, 12/20/03               4.0
-----------------------------------------------------------------------------
Klabin Fabricadora Papel (U.S.$), 10.000%, 12/20/01           3.9
-----------------------------------------------------------------------------
Telefonica de Argentina (U.S.$), 11.875%, 11/01/04            3.8
-----------------------------------------------------------------------------
Yacimientos Petroliferos Fiscales (YPF)
(U.S.$), 8.000%, 2/15/04                                      3.3
-----------------------------------------------------------------------------

   In Brazil, we believe that privatizations will reduce costs and help companies operate more efficiently. We own Petrobras, Telebras and Electrobras, privatizations of the national oil, telephone and electric companies. Going forward, we believe Brazil's growth will depend on the growth of these companies. We view the generally depressed environment in Latin America as an opportunity for selecting undervalued stocks. In Argentina, we have focused on companies with solid revenues denominated in U.S. dollars, such as Penoles, a metals and mining

Your Fund's Performance

[mountain chart]

Growth of an investment in
Keystone Fund of the Americas Class A
In Thousands

Total Value: $9,766

        Initial   Reinvested
     Investment  Distributions
           9680      9680
          10104     10104
          10575     10575
          10452     10452
           9934      9934
4/94       9425      9425
           9472      9472
           8860      8860
           9076      9152
           9774      9856
          10123     10207
10/94      9943     10105
           9595      9750
           9001      9224
           8445      8654
           8351      8558
           8209      8489
4/95       8860      9162
           9255      9571
           9274      9670
           9435      9837
           9538      9945
           9614     10103
10/95      9293      9766

A $10,000 investment in Keystone Fund of the Americas Class A made on November 1, 1993 with all distributions reinvested was worth $9,766 on October 31, 1995. Past performance is no guarantee of future results.

company and Yacimientos Petroliferos Fiscales, S.A., the largest oil company in Argentina.

Q What is your outlook?

A We believe that the long-term prospects for selected Latin American, U.S. and Canadian investments are very good. We believe that low U.S. interest rates and the possibility of improved U.S. fiscal responsibility should be positive for the Americas. We anticipate excellent opportunities for rapid growth in many Latin American countries, and are cautiously optimistic that efforts to bolster the Mexican economy will take hold. Economic growth and trade continue to fuel these markets.

                                    [diamond]

Twelve-Month Performance                 as of October 31, 1995
===============================================================
                                 Class A     Class B    Class C
Total returns*                    -3.35%      -4.00%     -4.00%
Net asset value     10/31/94     $10.55      $10.49     $10.50
                    10/31/95     $ 9.86      $ 9.76     $ 9.77
Dividends                        $ 0.32      $ 0.30     $ 0.30
Capital gains                       None       None        None

* Before deducting sales charge.

Historical Record                        as of October 31, 1995
===============================================================
Average annual returns          Class A     Class B     Class C
1-year w/o sales charge         -3.35%      -4.00%      -4.00%
1-year                          -8.91%      -7.72%      -4.00%
Life of Class                   -1.18%      -0.85%      +1.15%

   Class A, Class B, and Class C shares were introduced on November 1, 1993.

   Class A performance is reported at the current maximum front-end sales charge of 5.75%.

   Class B shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

   Class C share performance reflects the return you would have received after holding shares for one year or more and redeeming after the end of that period.

   The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.

   You may exchange your shares for another Keystone fund by phone or in writing for a $10 fee. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

Keystone Fund of the Americas

Growth of an Investment

[line chart]
Comparison of change in value of a $10,000 investment in Keystone Fund of the Americas, the Standard & Poor's 500 Index and the IFC Latin America 50 Stock Index

In Thousands                   November 1, 1993 through October 1995

                                        Standard &          IFC Latin America
                                        Poor's 500          50 Stock Index
          Class A   Class B   Class C   Index (S&P 500)     (IFC 50)
          9425      10000     10000     10000               10000
          9680      10270     10270      9905               10851
         10104      10710     10720     10024               12657
1/94     10575      11210     11220     10365               14267
         10452      11070     11080     10084               13300
          9934      10510     10520      9645               12086
4/94      9425       9970      9980      9768               11241
          9472      10020     10030      9928               11902
          8860       9360      9370      9685               10774
7/94      9152       9665      9675     10003               12204
          9856      10400     10410     10413               13906
         10207      10763     10773     10159               14337
1094     10105      10648     10658     10387               13025
          9750      10262     10272     10009               12784
          9224       9709      9719     10157                9908
1/95      8654       9126      9126     10420                7953
          8558       9013      9013     10826                6579
          8489       8935      8935     11146                9538
4/95      9162       9636      9636     11474                7790
          9571      10059     10059     11933                9644
          9670      10158     10157     12210                7794
7/95      9837      10324     10334     12615                8349
          9945      10438     10438     12647                9610
         10103      10588     10588     13810                9607
10/95     9766       9831     10232     13133                7673

S&P 500
$13,133

Class C
$10,232

Class B
$9,831

Class A
$9,766

IFC 50
$7,673

Average Annual Total Return
                    1 Year      Life of Class
Class A             -8.91%         -1.18%
Class B             -7.72%         -0.85%
Class C             -4.00%          1.15%


Past performance is no guarantee of future results. The performance of each Class may be greater or less than the line shown based on differences in loads and fees paid by the shareholder investing in the different classes. The Standard & Poor's 500 Index and the IFC Latin America 50 Stock Index are from October 31, 1993.

This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the Chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Fund of the Americas

The Fund seeks long-term growth of capital by investing in equity and debt securities in Latin America, the United States, and Canada. The return is quoted after deducting sales charges (if applicable), fund expenses and transaction costs and assumes reinvestment of all distributions.

2. Standard & Poor's 500 Index (S&P 500)

The S&P 500 is a broad-based unmanaged index of common stock prices. It is comprised of stocks of the largest U.S. companies. These stocks are selected and compiled by Standard & Poor's Corporation according to criteria that may be unrelated to your Fund's investment objective.

3. IFC Latin America 50 Stock Index (IFC 50)

This index is an unmanaged index of common stock prices of Latin American companies. These stocks are selected and compiled by International Financial Corporation (IFC) according to criteria that may be unrelated to your Fund's investment objective.

4. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

   These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

   This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

Limitations of the Chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

   Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or stocks that have a certain market capitalization. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

Keystone Fund of the Americas

Glossary of
Mutual Fund Terms

   MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

   PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

   STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

   BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

   CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

   MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short-term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

   NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

   DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

   CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

   YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

   TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

   SHORT-TERM--An investment with a maturity of one year or less.

   LONG-TERM--An investment with a maturity of greater than one year.

   AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

   OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

SCHEDULE OF INVESTMENTS--October 31, 1995
                                                                      Market
                                                        Shares         Value
===============================================================================
COMMON STOCKS (40.8%)
[bullet] ARGENTINA (2.7%)
Beverages & Tobacco (1.0%)
 Embotelladora Baesa                                         145    $  165,284
 Quilmes (ADR)                                            11,000       193,600
 Nobleza Piccardo                                        209,143       805,120
-------------------------------------------------------------------------------
                                                                     1,164,004
-------------------------------------------------------------------------------
Energy Sources (1.0%)
 Perez Companc                                           105,000       463,004
 CAPSA                                                    95,000       140,586
 Yacimientos Petroliferos Fiscales S.A. (YPF)
  (ADR)                                                   38,900       666,163
-------------------------------------------------------------------------------
                                                                     1,269,753
-------------------------------------------------------------------------------
Utilities (0.7%)
 Capex S.A.                                               18,100       116,733
 Central Costanera                                        91,800       254,261
 Transportadora de Gas (ADR)                              46,000       471,500
-------------------------------------------------------------------------------
                                                                       842,494
-------------------------------------------------------------------------------
 [bullet] TOTAL ARGENTINA                                            3,276,251
===============================================================================
[bullet] BOLIVIA (0.1%)
Utilities (0.1%)
 Compania Bolivia de Energia (ADR)                         5,600       163,100
-------------------------------------------------------------------------------
[bullet] BRAZIL (2.3%)
Automotive (0.2%)
 CAPCO Automotive Parts Co. (ADR)                         25,200       192,150
-------------------------------------------------------------------------------
Chemicals (0.1%)
 White Martins                                       110,000,000       106,363
-------------------------------------------------------------------------------
Food, Beverages & Tobacco (0.2%)
 Souza Cruz                                               33,000       236,057
-------------------------------------------------------------------------------
Telecommunications (1.3%)
 Telecommunicacaos Brasilieras (ADR)                      38,400     1,536,000
-------------------------------------------------------------------------------
Utilities (0.5%)
 Eletrobras                                            2,260,000       641,485
-------------------------------------------------------------------------------
[bullet] TOTAL BRAZIL                                                2,712,055
===============================================================================
[bullet] CANADA (4.7%)
Advertising & Publishing (0.9%)
 Quebecor, Inc.                                           71,500    $1,087,336
-------------------------------------------------------------------------------
Beverages & Tobacco (0.5%)
 Canada Malting Ltd.                                      38,300       578,874
-------------------------------------------------------------------------------
Conglomerates (0.7%)
 Canadian Pacific Ltd.                                    44,100       703,566
 Imasco Ltd.                                              10,500       188,088
 Power Corp. of Canada                                    12,500       190,094
-------------------------------------------------------------------------------
                                                                     1,081,748
-------------------------------------------------------------------------------
Energy Sources (0.1%)
 Canadian Occidental Petroleum Ltd.                        3,000        88,446
-------------------------------------------------------------------------------
Fertilizer (1.8%)
 Potash Corp. of Saskatchewan, Inc.                       30,650     2,150,396
-------------------------------------------------------------------------------
Merchandising (0.7%)
 Canadian Tire Corp. Ltd.                                 19,000       214,491
 Hudson's Bay Co.                                         32,000       600,090
-------------------------------------------------------------------------------
                                                                       814,581
-------------------------------------------------------------------------------
[bullet] TOTAL CANADA                                                5,801,381
===============================================================================
[bullet] CHILE (3.3%)
Banking (0.5%)
 Banco de Credito Invers                                  73,690       599,662
-------------------------------------------------------------------------------
Conglomerates (0.1%)
 Empresa Electra de Antofagasta                          245,750       124,767
-------------------------------------------------------------------------------
Financial Services (0.3%)
 A.F.P. Habitat S.A.                                       1,900       347,427
-------------------------------------------------------------------------------
Forest Products (1.1%)
 Compania Manufacturera de Papeles y Cartones S.A.        91,254     1,328,409
-------------------------------------------------------------------------------
Metals (0.2%)
 Madeco                                                  118,600       292,505
-------------------------------------------------------------------------------
Paper & Packaging (0.3%)
 Maderas Y Sinteticos S.A. (ADR)                          20,200       361,075
-------------------------------------------------------------------------------
Utilities (0.8%)
 Enersis S.A. (ADR)                                       37,350       938,419
-------------------------------------------------------------------------------
 [bullet] TOTAL CHILE                                                3,992,264
===============================================================================

See Notes to Schedule of Investments.                 (continued on next page)

Keystone Fund of the Americas

SCHEDULE OF INVESTMENTS--October 31, 1995
                                                                      Market
                                                        Shares         Value
===============================================================================
[bullet] COLOMBIA (0.4%)
Banking (0.1%)
 Banco de Bogota                                          35,130    $   162,760
-------------------------------------------------------------------------------
Financial Services (0.2%)
 Suramericana de Seguros S.A.                             10,550        186,206
-------------------------------------------------------------------------------
Textiles & Apparel (0.1%)
 Coltejer S.A. (a)                                     1,963,276        110,255
 Fabricato S.A. (a)                                        1,422            114
-------------------------------------------------------------------------------
                                                                        110,369
-------------------------------------------------------------------------------
 [bullet] TOTAL COLOMBIA                                                459,335
===============================================================================
[bullet] MEXICO (1.8%)
Building Materials (0.8%)
 Apasco                                                  116,000        424,926
 Grupo Cementos Chihuahua                                860,000        603,509
-------------------------------------------------------------------------------
                                                                      1,028,435
-------------------------------------------------------------------------------
Beverages & Tobacco (0.1%)
 Empresas La Moderna                                      25,000         87,719
 FEMSA B                                                  40,000         82,863
-------------------------------------------------------------------------------
                                                                        170,582
-------------------------------------------------------------------------------
Conglomerate (0.2%)
 Grupo Carso (a)                                          46,000        240,814
-------------------------------------------------------------------------------
Metals & Mining (0.7%)
 Hylsamex (ADR) (a)                                       13,000        219,375
 Hylsamex (a)                                             31,000         87,887
 Industrias Penoles S.A. de C.V.                         145,000        545,404
-------------------------------------------------------------------------------
                                                                        852,666
-------------------------------------------------------------------------------
 [bullet] TOTAL MEXICO                                                2,292,497
===============================================================================
[bullet] PERU (6.0%)
 Banking (1.6%)
 Credicorp (ADR) (a)                                     122,600      2,022,900
-------------------------------------------------------------------------------
Beverages & Tobacco (1.3%)
 Backus & Johnston Corp.                                 916,192      1,640,097
-------------------------------------------------------------------------------
Metals & Mining (1.0%)
 Minas Buenaventura                                       69,730        382,777
 Southern Peru Copper Corp. (a)                          230,006        810,620
-------------------------------------------------------------------------------
                                                                      1,193,397
-------------------------------------------------------------------------------
Telecommunications (2.1%)
 Compania Telefonica Del Peru                          1,459,369      2,606,016
-------------------------------------------------------------------------------
 [bullet] TOTAL PERU                                                $ 7,462,410
===============================================================================
[bullet] UNITED STATES (16.1%)
 Banking (2.2%)
 Bank of Boston                                           60,000      2,670,000
-------------------------------------------------------------------------------
Chemicals (2.9%)
 Dow Chemical Co.                                         28,500      1,955,813
 Eli Lilly & Co.                                          16,596      1,603,589
-------------------------------------------------------------------------------
                                                                      3,559,402
-------------------------------------------------------------------------------
Conglomerate (1.8%)
 General Electric Co.                                     35,000      2,213,750
-------------------------------------------------------------------------------
Electronics Products (2.1%)
 Motorola, Inc.                                           40,000      2,625,000
-------------------------------------------------------------------------------
Health & Personal Care (4.2%)
 Gillette Co.                                             48,000      2,322,000
 Guidant Corp.                                            89,329      2,858,528
-------------------------------------------------------------------------------
                                                                      5,180,528
-------------------------------------------------------------------------------
Industrials (1.4%)
 Eaton Corp.                                              33,000      1,691,250
-------------------------------------------------------------------------------
Machinery (1.5%)
 Caterpillar, Inc.                                        32,000      1,796,000
-------------------------------------------------------------------------------
 [bullet] TOTAL UNITED STATES                                        19,735,930
===============================================================================
[bullet] VENEZUELA (3.4%)
Building Materials (0.2%)
 VENCEMOS                                                104,000        198,463
-------------------------------------------------------------------------------
Conglomerate (0.0%)
 H L Boulton & Co.                                     2,087,763         50,416
-------------------------------------------------------------------------------
Forest Products (0.5%)
 VENEPAL                                                 714,437        610,355
-------------------------------------------------------------------------------
Metals & Mining (0.9%)
 Venprecar (GDS)                                           2,146         11,588
 Sider Venezolana                                      1,961,174      1,126,215
-------------------------------------------------------------------------------
                                                                      1,137,803
-------------------------------------------------------------------------------
Utilities (1.8%)
 Electricidad de Caracas                               1,898,049      2,168,752
-------------------------------------------------------------------------------
[bullet] TOTAL VENEZUELA (b)                                          4,165,789
===============================================================================
TOTAL COMMON STOCKS
  (Cost--$44,799,553)                                                50,061,012
===============================================================================

See Notes to Schedule of Investments.

SCHEDULE OF INVESTMENTS--October 31, 1995
                                                                      Market
                                                        Shares         Value
===============================================================================
PREFERRED STOCKS (12.7%)
[bullet] BRAZIL (12.7%)
Beverages & Tobacco (3.2%)
 Companhia Cervejaria Brahma S.A.                     10,235,235    $ 3,905,522
-------------------------------------------------------------------------------
Chemicals (0.6%)
 Companhia Petroleo Brasiliero S.A.                    7,907,800        682,498
-------------------------------------------------------------------------------
Consumer Goods (0.2%)
 Multibras Eletrodo                                      253,000        223,591
-------------------------------------------------------------------------------
Electrical/Electronics (2.4%)
 Banco Bradesco S.A.                                 320,705,510      2,934,299
-------------------------------------------------------------------------------
Food/Household Products (1.6%)
 Ceval Alimentos S.A.                                103,200,000      1,341,235
 Sadia Concordia S.A. Industrial de Comercio             721,500        570,119
-------------------------------------------------------------------------------
                                                                      1,911,354
-------------------------------------------------------------------------------
Forest Products (0.5%)
 Klabin Fab Papel S.A.                                   385,918        361,121
 Votorantim Papel Simao (New)                          1,199,702         38,044
 Votorantim Papel Simao                                6,975,000        210,309
-------------------------------------------------------------------------------
                                                                        609,474
-------------------------------------------------------------------------------
Metals & Mining (3.0%)
 Acesita                                               4,361,500    $    36,278
 Mangels Industrial S.A.                             101,950,000        244,858
 Vale do Rio Doce Navegacao S.A. (CVRD)               21,312,500      3,434,635
-------------------------------------------------------------------------------
                                                                      3,715,771
-------------------------------------------------------------------------------
Telecommunications (0.1%)
 Telemig S.A.                                          3,100,000        172,437
-------------------------------------------------------------------------------
Textiles & Apparel (0.4%)
 Coteminas S.A.                                        1,512,000        471,616
-------------------------------------------------------------------------------
Transportation (0.3%)
 Marco Polo S.A.                                       1,200,000        209,744
 Varig S.A. (a)                                           54,000        184,155
-------------------------------------------------------------------------------
                                                                        393,899
-------------------------------------------------------------------------------
Utilities (0.4%)
 Cemig Cia Energ MG                                   23,800,000        509,753
-------------------------------------------------------------------------------
 [bullet] TOTAL BRAZIL                                               15,530,214
===============================================================================
 TOTAL PREFERRED STOCKS (Cost--$15,157,069)                         $15,530,214
===============================================================================

                                               Interest    Maturity        Par           Market
                                                  Rate       Date         Value           Value
===================================================================================================
FIXED INCOME (35.0%)
U.S. DOLLAR DENOMINATED FIXED INCOME (34.8%)
[bullet] ARGENTINA (16.7%)
Foreign Government (4.0%)
 Republic of Argentina                            8.375%  12/20/2003   $ 6,850,000     $ 4,957,688
---------------------------------------------------------------------------------------------------
Oil (3.3%)
 Yacimientos Petroliferos Fiscales S.A. (YPF)     8.000   02/15/2004     4,700,000       4,012,625
---------------------------------------------------------------------------------------------------
Telecommunications (9.4%)
 Telecom Argentina                                8.375   10/18/2000     3,000,000       2,602,500
 Telecom Argentina Stet France                    8.375   10/18/2000     2,000,000       1,740,000
 Telefonica de Argentina                          8.375   10/01/2000     2,950,000       2,573,875
 Telefonica de Argentina                         11.875   11/01/2000    44,750,000       4,631,250
---------------------------------------------------------------------------------------------------
                                                                                        11,547,625
---------------------------------------------------------------------------------------------------
 [bullet] TOTAL ARGENTINA                                                              $20,517,938
===================================================================================================


                                                      (continued on next page)

Keystone Fund of the Americas

SCHEDULE OF INVESTMENTS--October 31, 1995

                                               Interest    Maturity        Par           Market
                                                  Rate       Date         Value           Value
===================================================================================================
[bullet] BRAZIL (16.8%)
Chemicals (1.6%)
 Companhia Brasiliera de Petroleo Ipiranga        8.625%  02/25/2002   $ 2,000,000    $  1,930,000
---------------------------------------------------------------------------------------------------
Conglomerate (8.1%)
 CVRD Cenibra                                     9.375   12/23/2003    10,370,000       9,955,200
---------------------------------------------------------------------------------------------------
Foreign Government (1.7%)
 Republic of Brazil                               4.250   04/15/2024     4,400,000       2,128,500
---------------------------------------------------------------------------------------------------
Forest Products (3.9%)
 Klabin Fabricadora Papel                        10.000   12/20/2001     5,000,000       4,756,250
---------------------------------------------------------------------------------------------------
Metals (1.5%)
 Metalurgica Gerdau, S.A.                        10.250   11/23/2001     2,000,000       1,892,500
---------------------------------------------------------------------------------------------------
 [bullet] TOTAL BRAZIL                                                                  20,662,450
===================================================================================================
[bullet] GUATEMALA (0.8%)
Beverages & Tobacco (0.8%)
 Asociacion Nacional Del Cafe                    11.000   08/31/1998     1,000,000       1,007,500
---------------------------------------------------------------------------------------------------
[bullet] VENEZUELA (0.5%)
Building Materials (0.5%)
 Vencemos                                         9.250   11/22/1996       650,000         627,250
---------------------------------------------------------------------------------------------------
TOTAL U.S. DOLLAR DENOMINATED FIXED INCOME                                              42,815,138
===================================================================================================
FOREIGN DENOMINATED FIXED INCOME (0.2%)
BRAZILIAN REAL
Merchandising (0.2%)
 Mesbla S.A.                                     13.250   11/01/1996       200,000         287,191
---------------------------------------------------------------------------------------------------
TOTAL FOREIGN DENOMINATED FIXED INCOME                                                     287,191
---------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME (Cost--$45,237,048)                                                  43,102,329
===================================================================================================
SHORT-TERM INVESTMENTS (8.3%)                                            Maturity
 Keystone Joint Repurchase Agreement                                      Value
  (Investments in repurchase agreements, in a
   joint trading account, purchased 10/31/95)
   (Cost--$10,166,000) (d)                        5.870   11/01/1995   $10,169,270      10,166,000
---------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost--$10,166,000)                                        10,166,000
===================================================================================================
TOTAL INVESTMENTS (Cost $115,359,670) (c)                                              118,859,555
FOREIGN CURRENCY HOLDINGS (Cost $69,789) (0.1%) (b)                                         69,000
OTHER ASSETS AND LIABILITIES--NET (3.1%)                                                 3,811,434
---------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                     $122,739,989
===================================================================================================


See Notes to Schedule of Investments.

SCHEDULE OF INVESTMENTS--October 31, 1995

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income-producing securities.

(b) Investments denominated in the local currency and/or foreign currency holdings of certain countries are considered illiquid due to foreign exchange restrictions of these markets.

(c) The cost of investments for federal income tax purposes is $115,819,131. Gross unrealized appreciation and depreciation of investments based on identified tax cost, at October 31, 1995 are as follows:

    Gross unrealized appreciation        $ 9,362,820
    Gross unrealized depreciation         (6,323,396)
                                           ----------
                                         $ 3,039,424
                                           ==========

(d) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at October 31, 1995

See Notes to Financial Statements.

Keystone Fund of the Americas

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout the year)

                                                   Year Ended October 31,
                                                  ------------------------
                                                     1995          1994
==========================================================================
Net asset value beginning of year                   $10.550        $10.000
--------------------------------------------------------------------------
Income from investment operations:
Net investment income                                 0.443          0.212
Net realized and unrealized gains (losses) on
  investment and foreign currency related
  transactions                                       (0.813)         0.498
--------------------------------------------------------------------------
   Total income from investment operations           (0.370)         0.710
--------------------------------------------------------------------------
Less distributions:
Net investment income                                (0.299)        (0.102)
In excess of net investment income                    0.000         (0.009)
Tax basis return of capital                          (0.021)        (0.049)
--------------------------------------------------------------------------
   Total distributions                               (0.320)        (0.160)
--------------------------------------------------------------------------
Net asset value end of year                          $9.860        $10.550
==========================================================================
Total return (a)                                      (3.35%)         7.21%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                        1.86%(b)       1.79%
 Net investment income                                 4.02%          2.45%
Portfolio turnover rate                                  57%           104%
--------------------------------------------------------------------------
Net assets end of year (thousands)                  $14,333        $23,880
==========================================================================

(a) Excluding applicable sales charges.

(b) The expense ratio includes indirectly paid expenses for the year ended October 31, 1995. Excluding indirectly paid expenses, the expense ratio would have been 1.84% for the year then ended.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout the year)

                                                   Year Ended October 31,
                                                  ------------------------
                                                     1995          1994
==========================================================================
Net asset value beginning of year                   $10.490       $ 10.000
--------------------------------------------------------------------------
Income from investment operations:
Net investment income                                 0.319          0.144
Net realized and unrealized gains (losses) on
  investment and foreign currency related
  transactions                                       (0.753)         0.494
--------------------------------------------------------------------------
   Total income from investment operations           (0.434)         0.638
--------------------------------------------------------------------------
Less distributions:
Net investment income                                (0.275)        (0.090)
In excess of net investment income                    0.000         (0.009)
Tax basis return of capital                          (0.021)        (0.049)
--------------------------------------------------------------------------
   Total distributions                               (0.296)        (0.148)
--------------------------------------------------------------------------
Net asset value end of year                         $ 9.760       $ 10.490
==========================================================================
Total return (a)                                      (4.00%)         6.48%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                        2.61%(b)       2.54%
 Net investment income                                 3.27%          1.70%
Portfolio turnover rate                                  57%           104%
--------------------------------------------------------------------------
Net assets end of year (thousands)                  $97,165       $148,769
==========================================================================

(a) Excluding applicable sales charges.

(b) The expense ratio includes indirectly paid expenses for the year ended October 31, 1995. Excluding indirectly paid expenses, the expense ratio would have been 2.59% for the year then ended.

See Notes to Financial Statements.

Keystone Fund of the Americas

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout the year)

                                                   Year Ended October 31,
                                                  ------------------------
                                                    1995          1994
==========================================================================
Net asset value beginning of year                   $10.500        $10.000
--------------------------------------------------------------------------
Income from investment operations:
Net investment income                                 0.316          0.142
Net realized and unrealized gains (losses) on
  investment and foreign currency related
  transactions                                       (0.750)         0.506
--------------------------------------------------------------------------
   Total income from investment operations           (0.434)         0.648
--------------------------------------------------------------------------
Less distributions:
Net investment income                                (0.275)        (0.090)
In excess of net investment income                    0.000         (0.009)
Tax basis return of capital                          (0.021)        (0.049)
--------------------------------------------------------------------------
   Total distributions                               (0.296)        (0.148)
--------------------------------------------------------------------------
Net asset value end of year                          $9.770        $10.500
==========================================================================
Total return (a)                                      (4.00%)         6.58%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                        2.61%(b)       2.54%
 Net investment income                                 3.27%          1.74%
Portfolio turnover rate                                  57%           104%
--------------------------------------------------------------------------
Net assets end of year (thousands)                  $11,242        $17,740
==========================================================================

(a) Excluding applicable sales charges.

(b) The expense ratio includes indirectly paid expenses for the year ended October 31, 1995. Excluding indirectly paid expenses, the expense ratio would have been 2.59% for the year then ended.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
==========================================================================
 Assets:
 Investments at market value
   (identified cost--$115,359,670) (Note 1)                $118,859,555
 Foreign currency holdings
   (identified cost--$69,789) (Note 1)                           69,000
--------------------------------------------------------------------------
    Total investments and foreign currency holdings         118,928,555
--------------------------------------------------------------------------
 Cash                                                               294
 Receivable for:
   Investments sold                                           7,078,605
   Dividends and interest                                     1,414,829
   Fund shares sold                                              20,571
   Unrealized appreciation on open currency contracts             4,204
 Deferred organization expense (Note 1)                          30,291
 Prepaid expenses                                                 1,673
--------------------------------------------------------------------------
    Total assets                                            127,479,022
--------------------------------------------------------------------------
Liabilities:
 Payable for:
  Investments purchased                                       3,826,711
  Fund shares redeemed                                          627,162
  Unrealized depreciation on open currency contracts            127,346
 Foreign taxes withheld                                          36,982
 Other accrued expenses                                         120,832
--------------------------------------------------------------------------
    Total liabilities                                         4,739,033
--------------------------------------------------------------------------
Net assets                                                 $122,739,989
==========================================================================
Net assets represented by:
 Paid-in-capital                                           $139,176,995
 Undistributed net investment income                            127,346
 Accumulated net realized losses on investment and
   foreign currency related transactions                    (19,933,262)
 Net unrealized appreciation on investment holdings and
  other assets and liabilities                                3,492,052
 Net unrealized depreciation on open currency contacts         (123,142)
--------------------------------------------------------------------------
    Total net assets                                       $122,739,989
==========================================================================
Net asset value per share and redemption price per share: (Note 2)
 Class A Shares ($9.86 on 1,454,089 shares outstanding)    $ 14,332,877
 Class B Shares ($9.76 on 9,951,630 shares outstanding)      97,165,268
 Class C Shares ($9.77 on 1,150,891 shares outstanding)      11,241,844
--------------------------------------------------------------------------
                                                           $122,739,989
==========================================================================
Offering price per share:
 Class A Shares (including sales shares of 5.75%)
  (Note 2)                                                       $10.46
==========================================================================
 Class B Shares                                                   $9.76
==========================================================================
 Class C Shares                                                   $9.77
==========================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 1995
==========================================================================
 Investment income: (Note 1)
 Interest (net of foreign withholding
  taxes  of $175,411)                                     $  6,894,586
 Dividends (net of foreign withholding
   taxes of $142,069)                                        1,723,356
--------------------------------------------------------------------------
    Total income                                             8,617,942
--------------------------------------------------------------------------
Expenses: (Notes 1, 2 and 4)
 Management fee                             $1,099,920
 Shareholder services                          656,071
 Accounting                                     19,207
 Auditing and legal                             39,013
 Custodian fees                                341,342
 Printing                                       48,759
 Trustees' fees and expenses                    12,419
 Distribution Plan and Service fee
   expenses                                  1,332,507
 Registration fees                             116,775
 Amortization of organization expense            8,760
 Miscellaneous expenses                         10,923
--------------------------------------------------------------------------
    Total expenses                           3,685,696
--------------------------------------------------------------------------
    Less: Expenses paid indirectly (Note 4)                    (23,240)
--------------------------------------------------------------------------
 Net expenses                                                3,662,456
--------------------------------------------------------------------------
 Net investment income                                       4,955,486
--------------------------------------------------------------------------
Net realized and unrealized gain (loss)
  on investment and foreign currency
  related transactions: (Notes 1 and 3)
  Net realized loss on investment and
    foreign currency related transactions                  (12,645,021)
--------------------------------------------------------------------------
  Net change in unrealized appreciation
    or depreciation on investments and
    foreign currency related
    transactions:                                           (2,699,055)
--------------------------------------------------------------------------
  Net loss on investment and foreign
    currency related transactions                          (15,344,076)
--------------------------------------------------------------------------
  Net decrease in net assets resulting
    from operations                                       ($ 10,388,590)
==========================================================================

Keystone Fund of the Americas

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     Year Ended October 31,
                                                                                      1995           1994
==============================================================================================================
Operations:
 Net investment income: (Note 1)                                                 $  4,955,486    $  2,739,109
 Net realized loss on investment and foreign currency related transactions:
  (Notes 1 and 3)                                                                 (12,645,021)     (8,866,937)
 Net change in unrealized appreciation or depreciation on investment and
  foreign currency related transactions                                            (2,699,055)      6,067,965
--------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                           (10,388,590)        (59,863)
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Notes 1 and 5)
 Net investment income:
  Class A Shares                                                                     (539,452)       (204,016)
  Class B Shares                                                                   (3,268,145)     (1,278,193)
  Class C Shares                                                                     (389,267)       (152,307)
 In excess of net investment income:
  Class A Shares                                                                            0         (19,556)
  Class B Shares                                                                            0        (122,519)
  Class C Shares                                                                            0         (14,599)
 Tax basis return of capital:
  Class A Shares                                                                      (36,708)       (111,783)
  Class B Shares                                                                     (225,106)       (700,337)
  Class C Shares                                                                      (26,989)        (83,451)
  Total distributions to shareholders                                              (4,485,667)     (2,686,761)
--------------------------------------------------------------------------------------------------------------
Capital share transactions: (Note 2)
 Proceeds from shares sold:
  Class A Shares                                                                    2,223,085      30,689,628
  Class B Shares                                                                    6,934,330     174,008,374
  Class C Shares                                                                    1,057,154      22,336,759
 Payments for shares redeemed:
  Class A Shares                                                                  (10,485,266)     (6,875,181)
  Class B Shares                                                                  (49,897,788)    (24,959,994)
  Class C Shares                                                                   (6,568,724)     (4,440,296)
 Net asset value of shares issued in reinvestment of dividends and distributions:
  Class A Shares                                                                      522,497         324,833
  Class B Shares                                                                    3,066,527       1,830,031
  Class C Shares                                                                      372,904         221,997
--------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from capital share
  transactions                                                                    (52,775,281)    193,136,151
--------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                        (67,649,538)    190,389,527
--------------------------------------------------------------------------------------------------------------
Net assets:
 Beginning of year                                                                190,389,527               0
--------------------------------------------------------------------------------------------------------------
 End of year [including undistributed net investment income of $127,346 at
   October 31, 1995 and accumulated distributions in excess of net investment
   income of ($156,674) at October 31, 1994] (Note 1)                            $122,739,989    $190,389,527
==============================================================================================================

See Notes to Financial Statements.

Keystone Fund of the Americas

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Fund of the Americas (the "Fund") is a Massachusetts business trust for which Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone") is the investment adviser. The Fund was formed on June 16, 1993 and had no operations prior to November 1, 1993 other than those relating to the initial registration of its shares. It is registered under the Investment Company Act of 1940 as a diversified, open-end investment company.

   The Fund currently offers three classes of shares. Class A shares are offered at a public offering price which includes a maximum sales charge of 5.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption which varies depending on when shares were purchased and how long they have been held. Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year of purchase. Class C shares are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) ("KIDC"), the Fund's principal underwriter.

   Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting of current and former members of management of Keystone and its affiliates. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investments, including American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") are usually valued at the closing sales price, or, in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith, by or under the direction of the Board of Trustees, to be fair: (a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value, or if no sale occurred. ADRs, which are certificates representing shares of foreign securities deposited in domestic and foreign banks, are traded and valued in United States dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the dates of such transactions. Net unrealized foreign exchange gains/losses are a component of unrealized appreciation/depreciation on investment holdings and other assets and liabilities.

Short-term investments, if purchased with maturities of sixty days or less, are valued at amortized cost (original purchase price as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days, which are held on the sixtieth day prior to maturity, are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. All other securities and other assets and liabilities are valued at fair value

Keystone Fund of the Americas

as determined in good faith using methods prescribed by the Board of Trustees.

Investments denominated in foreign currencies are adjusted daily to reflect changes in exchange rates. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Board of Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security, financial instrument, or, in the case of a stock index, cash at a set price on a future date. Upon entering into a futures contract the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any futures contracts which remain open at the fiscal year end are marked-to-market and the resultant net gain or loss is included in federal taxable income.

B. Securities transactions are accounted for no later than the day after trade date. Realized gains and losses are computed on the identified cost basis. Gains and losses on foreign currency related transactions are treated as ordinary income for federal income tax purposes. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Distributions to the shareholders are recorded by the Fund at the close of business on the record date.

C. The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund will be relieved of any federal income or excise tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code.

D. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of the collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury and/or Federal Agency obligations.

E. In connection with portfolio purchases and sales of securities denominated in foreign currency, the Fund may from time to time enter into forward foreign currency exchange contracts ("contracts"). Contracts are recorded at market value. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

F. Organization expenses are being amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares are redeemed by any holder thereof during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

G. The Fund distributes net investment income quarterly and net capital gains, if any, annually. Distributions are determined in accordance with income tax regulations. Distributions from taxable net investment income and net capital gains can exceed book basis net investment income and net capital gains. The significant difference between financial statement amounts available for distribution and distributions made in accordance with income tax regulations is due to the treatment of foreign currency gains and losses.

(2.) Capital Share Transactions

The Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Fund were as follows:

                                           Class A Shares
                                      ------------------------
                                       Year Ended October 31,
                                          1995         1994
--------------------------------------------------------------
Shares sold                               228,352    2,887,081
Shares redeemed                        (1,093,787)    (655,592)
Shares issued in reinvestment of
  dividends and distributions              55,264       32,771
--------------------------------------------------------------
Net increase (decrease)                  (810,171)   2,264,260
==============================================================

                                            Class B Shares
                                      --------------------------
                                        Year Ended October 31,
                                          1995          1994
--------------------------------------------------------------
Shares sold                               722,537    16,411,620
Shares redeemed                        (5,283,163)   (2,411,035)
Shares issued in reinvestment of
  dividends and distributions             326,301       185,370
--------------------------------------------------------------
Net increase (decrease)                (4,234,325)   14,185,955
==============================================================

                                          Class C Shares
                                      ----------------------
                                      Year Ended October 31,
                                         1995        1994
--------------------------------------------------------------
Shares sold                             108,457    2,093,070
Shares redeemed                        (687,611)    (425,174)
Shares issued in reinvestment of
  dividends and distributions            39,672       22,477
--------------------------------------------------------------
Net increase (decrease)                (539,482)   1,690,373
==============================================================

Keystone Fund of the Americas

   The Fund bears some of the costs of selling its shares under a Distribution Plan adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12(b)-1 under the Investment Company Act of 1940 ("1940 Act").

   The Class A Distribution Plan provides for payments which are currently limited to 0.25% annually of the average daily net asset value of Class A shares to pay expenses of the distribution of Class A shares. Amounts paid by the Fund to KIDC under the Class A Distribution Plan are currently used to pay others, such as dealers, service fees at an annual rate of up to 0.25% of the average net asset value of Class A shares maintained by the recipient outstanding on the Fund's books for specified periods.

   The Class B Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class B shares to pay expenses of the distribution of Class B shares. Amounts paid by the Fund under the Class B Distribution Plan are currently used to pay others (dealers); a commission at the time of purchase normally equal to 4.00% of the price paid for each Class B share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the broker or other party will receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B shares maintained by such others and remaining outstanding on the Fund's books for specified periods. A contingent deferred sales charge will be imposed, if applicable, on Class B shares purchased after June 1, 1995 at rates decreasing from a maximum of 5.00% of amounts redeemed during the first 12 months following the date of purchase to 1.00% of amounts redeemed during the sixth twelve month period following the date of purchase. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years following the month of purchase will automatically convert to Class A shares without a front end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will retain their existing conversion rights.

   The Class C Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses of the distribution of Class C shares. Amounts paid by the Fund under the Class C Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase in the amount of 0.75% of the price paid for each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share. Beginning approximately 15 months after purchase, the other party will receive a commission at an annual rate of 0.75% (subject to applicable limitations imposed by the rules of the National Association of Securities Dealers, Inc.) ("NASD Rule") and service fees at the annual rate of 0.25%, respectively, of the average net asset value of each Class C share maintained by such others and remaining outstanding on the Fund's books for specified periods.

   Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan payments to KIDC may, at the discretion of the Board of Trustees, continue as compensation for its services which had been earned at any time the Distribution Plan was in effect.

   For the year ended October 31, 1995, the Fund paid KIDC $44,881 pursuant to the Fund's Class A Distribution Plan. The Fund paid KIDC $1,147,012 for Class B shares sold prior to June 1, 1995, and

$4,137 for Class B shares sold on or after June 1, 1995 under the Class B Distribution Plan. The Fund paid KIDC $136,477 under its Class C Distribution Plan.

   Under the NASD Rule, the maximum uncollected amounts for which KIDC may seek payment from the fund under its Distribution Plans were $7,781,573 for Class B shares purchased prior to June 1, 1995 and $102,704 for Class B shares purchased on or after June 1, 1995. The maximum uncollected amount for which KIDC may seek payment from the Fund under its Class C Distribution Plan was $1,135,932 as of October 31, 1995.

   Presently, the Fund's class-specific expenses are limited to Distribution Plan expenses incurred by a class of shares.

(3.) Securities Transactions

As of October 31, 1995 the Fund had a capital loss carryover for federal income tax purposes of approximately $19,474,000 which expires as follows:
$6,032,000-2001 and $13,442,000-2002. Purchases and sales of investment securities (including proceeds received at maturity) for the year ended October 31, 1995 were as follows:

                                  Cost of         Proceeds
                                 Purchases       from Sales
 ------------------------------------------------------------
Portfolio securities          $   79,001,795   $  133,710,000
Short-term investments         2,263,187,000    2,260,193,000
 ------------------------------------------------------------
                              $2,342,188,795   $2,393,903,000
 ============================================================

(4.) Investment Management and Transactions with Affiliates

Under the terms of an Investment Advisory and Management Agreement between Keystone and the Fund, Keystone provides investment management and administrative services to the Fund. In return, Keystone receives a fee, computed and charged to the net assets of the Fund daily, which start at 0.75% and decline, as net assets increase, to 0.45% per annum, to the net asset value of the Fund. The Fund paid or accrued a management fee of $1,099,920 to Keystone for the year ended October 31, 1995 which represented 0.75% of average net assets.

   During the year ended October 31, 1995, the Fund paid or accrued to KII $19,208 as reimbursement for certain accounting, tax and printing services and $656,071 to KIRC for shareholder services.

   The Fund has entered into an expense offset arrangement with its custodian. For the year ended October 31, 1995, the Fund paid custody fees in the amount of $318,102 and received a credit of $23,240 pursuant to the expense offset arrangement, resulting in a total expense of $341,342. The assets deposited with the custodian under the expense offset arrangement could have been invested in an income-producing asset.

   Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund.

Keystone Fund of the Americas

(5.) Foreign Currency Exchange Contracts

At October 31, 1995 the Fund had entered into the following currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The net unrealized depreciation of $123,142 on those contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

                                        U.S. $        Currency
                                         value           to        U.S. $ value
 Exchange         Currency to            as of           be            as of
   date          be delivered          10/31/95       received       10/31/95
==============================================================================
11/01/95            1,959,579       $2,037,408        2,038,468     $2,038,468
                 Brazilian Real                         U.S. $
11/03/95             114,419           118,963         119,049         119,049
                 Brazilian Real                         U.S. $
11/01/95            4,910,400            4,924          4,933            4,933
                 Colombian Peso                         U.S. $
11/01/95            4,285,614        1,889,600        1,892,649      1,892,649
              Peruvian Nouveau Sol                      U.S. $
01/25/96            5,405,106        4,032,346        3,905,000      3,905,000

                 Canadian Dollar                        U.S. $
                                    -----------                    -----------
                                    $8,083,241                      $7,960,099
                                    ===========                    ===========
------------------------------------------------------------------------------
FEDERAL TAX STATUS--FISCAL 1995 DISTRIBUTIONS (Unaudited)

The per-share distributions paid to you for fiscal 1995, whether taken in shares or cash, are as follows:

     Class A Shares           Class B Shares            Class C Shares
  Income      Return of     Income     Return of     Income     Return of
 Dividends     Capital    Dividends     Capital    Dividends     Capital
  $0.299       $0.021       $0.275      $0.021       $0.275       $0.021

In January of 1996, complete information on the calendar year 1995 distributions will be forwarded to you to assist you in completing your 1995 federal income tax return.

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Fund of the Americas

We have audited the accompanying statement of assets and liabilities of Keystone Fund of the Americas, including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Fund of the Americas as of October 31, 1995, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the years in the two-year period then ended in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP
Boston, Massachusetts
December 8, 1995

THIS PAGE INTENTIONALLY LEFT BLANK

Keystone's Services
for Shareholders

 KEYSTONE AUTOMATED RESPONSE LINE (KARL)--Receive up-to-date account information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.

   EASY ACCESS TO INFORMATION ON YOUR ACCOUNT--Information about your Keystone account is available 24 hours a day through KARL. To speak with a Shareholder Services representative about your account, call toll-free 1-800-343-2898 between 8:00 A.M. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.

   ADDITIONS TO YOUR ACCOUNT--You can buy additional shares for your account at any time, with no minimum additional investment.

   REINVESTMENT OF DISTRIBUTIONS--You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.

   EXCHANGE PRIVILEGE--You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.

   ELECTRONIC FUNDS TRANSFER (EFT)-- Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to move money between your bank account and your Keystone account.

   CHECK WRITING--Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.

   EASY REDEMPTION--KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.

   RETIREMENT PLANS--Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.

   Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.

[back cover]

                                KEYSTONE AMERICA
                                FAMILY OF FUNDS

                                    [diamond]

                      Capital Preservation and Income Fund
                           Government Securities Fund
                          Intermediate Term Bond Fund
                             Strategic Income Fund
                                World Bond Fund
                              Tax Free Income Fund
                        California Insured Tax Free Fund
                             Florida Tax Free Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                         New York Insured Tax Free Fund
                           Pennsylvania Tax free Fund
                              Texas Tax Free Fund
                             Fund for Total Return
                           Global Opportunities Fund
                      Hartwell Emerging Growth Fund, Inc.
                              Hartwell Growth Fund
                                   Omega Fund
                              Fund of the Americas
                           Strategic Development Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.

[logo for Keystone Investments] KEYSTONE
                                INVESTMENTS
                                P.O. Box 2121
                                Boston, Massachusetts 02106-2121

FOA-AR-12/95
17.5M                                                       ["Recycled" symbol]

[front cover]

                                    KEYSTONE
                          [graphic of mosaic Americas]

                                  FUND OF THE
                                    AMERICAS

                        [logo for Keystone Investments]

                                 ANNUAL REPORT
                                OCTOBER 31, 1995